UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2019

UNUM GROUP

(Exact name of registrant as specified in its charter)

Delaware	001-11294	62-1598430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square

Chattanooga, Tennessee 37402

(Address of principal executive offices) (Zip Code)

(423) 294-1011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value	UNM	New York Stock Exchange
6.250% Junior Subordinated Notes due 2058	UNMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On September 11, 2019, Unum Group, a Delaware corporation (“Unum Group” or the “Company”), announced that it had completed an offering of $450,000,000 aggregate principal amount of 4.500% Senior Notes due 2049 (the “Notes”).

The Notes were offered and sold pursuant to an Underwriting Agreement, dated September 4, 2019 (the “Underwriting Agreement”), and issued by the Company under an Indenture dated as of August 23, 2012. Copies of the Underwriting Agreement, the form of the Notes, the opinion of Sullivan & Cromwell LLP, special counsel to the Company, relating to the validity of the Notes, and a news release concerning the offering of Notes are attached hereto as Exhibits 1.1, 4.1, 5.1 and 99.1, respectively.

The Notes were offered and sold under the Company’s effective registration statement on Form S-3 (File No. 333-220106) filed with the U.S. Securities and Exchange Commission (the “SEC”). The Company has filed with the SEC a prospectus supplement, dated September 4, 2019, together with the accompanying base prospectus, dated August 22, 2017, relating to the offer and sale of the Notes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

1.1	Underwriting Agreement, dated September 4, 2019, with respect to the Notes, between Unum Group and the several underwriters named in Schedule II thereto.

4.1	Form of 4.500% Senior Notes due 2049.

5.1	Opinion of Sullivan & Cromwell LLP, dated September 11, 2019, as to the validity of the Notes.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

99.1	News release of Unum Group dated September 11, 2019, concerning the offering of the Notes.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unum Group
(Registrant)

Date: September 11, 2019	By:	/s/ J. Paul Jullienne
	Name:	J. Paul Jullienne
	Title:	Vice President, Managing Counsel, and Corporate Secretary